UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 22, 2005


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                   1-4347                 06-0513860
      -------------------        -------------------        -------------------
(State or other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

           One Technology Drive
           P.O. Box 188
           Rogers, Connecticut                            06263-0188
           ----------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                        ---------------------------------

ITEM 1.01         Entry into a Material Definitive Agreement



On June 22, 2005, Rogers Corporation (the "Company") approved the entering into of its standard form of Indemnification Agreement for Company Directors with Charles M. Brennan, III, the Company's new Director, which provides that, among other things, the Company will indemnify Mr. Brennan against certain liabilities that may arise by reason of his status or service as a Director of the Company, and that the Company will advance to him the expenses incurred as a result of a proceeding as to which he may be indemnified.

The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Director Form), a copy of which has been previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.



ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 22, 2005, the Board of Directors of the Company voted to increase the current size of the Board of Directors from nine to ten members and appointed Charles M. Brennan, III as a new Director of the Company. Mr. Brennan was also designated for a position on the Audit Committee of the Board of Directors, subject to the Board's determination as to his independence status, which will be made at a later date. Mr. Brennan will serve as a Director until the next annual meeting of shareholders and thereafter until his successor is chosen and qualified.

Mr. Brennan retired as Chairman and Chief Executive Officer of MYR Group Inc. (formerly NYSE: MYR) in 2000. Currently he serves on the Board of Directors at Dycom Industries, Inc. (NYSE: DY) where he is Chairman of the Audit Committee.


Mr. Brennan is eligible to participate in all compensation plans available to the Company's other Directors. A summary of the compensation available to Directors of the Company has been previously filed as Exhibit 10r-1 to the Company's Quarterly Report on Form 10-Q, filed on May 9, 2005, and is incorporated herein by reference.



ITEM 7.01         Regulation FD Disclosure

         On June 22, 2005, the Company issued a press release announcing the election of Mr. Brennan to the Board. The press release is furnished as Exhibit
99.2 hereto and is incorporated by reference.

         The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit No.     Description
         -----------     -----------

               10r-1* Amendment No. 1 to Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r-1 to the Company's Quarterly Report on Form 10-Q, filed on May 9, 2005, and incorporated herein by reference.

                99.1* Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

                99.2 Press release by Rogers Corporation dated June 22, 2005 announcing the election of Charles M. Brennan, III as a Director of the Company (furnished pursuant to Item 7.01).


*      Management Contract.







     SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ROGERS CORPORATION


                            By:       /s/  Robert M. Soffer
                                      ---------------------
                            Name:     Robert M. Soffer
                            Title:    Vice President, Treasurer and Secretary


Date:  June 27, 2005

                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------

          10r-1* Amendment No. 1 to Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r-1 to the Company's Quarterly Report on Form 10-Q, filed on May 9, 2005, and incorporated herein by reference.

           99.1* Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

           99.2 Press release by Rogers Corporation dated June 22, 2005 announcing the election of Charles M. Brennan, III as a Director of the Company (furnished pursuant to Item 7.01).


*      Management Contract.